UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08587

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 18

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	11/30/2014

Date of reporting period:	11/30/2014

Item 1 – Reports to Stockholders –

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON

20/20 FOCUS FUND

ANNUAL REPORT • NOVEMBER 30, 2014

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2015 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

January 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison 20/20 Focus Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison 20/20 Focus Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison 20/20 Focus Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 11/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	9.49%	69.10%	143.70%	—
Class B	8.77	63.36	126.99	—
Class C	8.77	63.31	127.06	—
Class Q	9.93	N/A	N/A	47.84% (3/8/11)
Class R	9.29	67.40	138.67	—
Class Z	9.89	71.76	150.74	—
S&P 500 Index	16.83	109.52	117.02	—
Russell 1000® Index	16.56	112.32	123.40	—
Lipper Large-Cap Growth Funds Avg.	14.87	101.76	118.99	—

Average Annual Total Returns (With Sales Charges) as of 12/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	0.45%	8.57%	8.12%	—
Class B	0.92	8.91	7.96	—
Class C	4.65	9.04	7.96	—
Class Q	6.73	N/A	N/A	10.45% (3/8/11)
Class R	6.09	9.58	8.51	—
Class Z	6.58	10.14	9.04	—
S&P 500 Index	13.66	15.44	7.67	—
Russell 1000 Index	13.24	15.64	7.96	—
Lipper Large-Cap Growth Funds Avg.	10.49	14.10	7.61	—

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Average Annual Total Returns (With Sales Charges) as of 11/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	3.47%	9.83%	8.70%	—
Class B	4.21	10.18	8.54	—
Class C	7.85	10.31	8.55	—
Class Q	9.93	N/A	N/A	11.21% (3/8/11)
Class R	9.29	10.85	9.09	—
Class Z	9.89	11.43	9.63	—

Average Annual Total Returns (Without Sales Charges) as of 11/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	9.49%	11.08%	9.32%	—
Class B	8.77	10.31	8.54	—
Class C	8.77	10.31	8.55	—
Class Q	9.93	N/A	N/A	11.21% (3/8/11)
Class R	9.29	10.85	9.09	—
Class Z	9.89	11.43	9.63	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison 20/20 Focus Fund (Class A shares) with a similar investment in the S&P 500 Index and the Russell 1000 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (November 30, 2004) and the account values at the end of the current fiscal year (November 30, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were

Prudential Jennison 20/20 Focus Fund	3

Your Fund’s Performance (continued)

deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class Q, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Q	Class R	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr.1) 4% (Yr.2) 3% (Yr.3) 2% (Yr.4) 1% (Yr.5) 1% (Yr.6) 0% (Yr.7)	1% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	1%	None	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

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Benchmark Definitions

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. S&P 500 Index Closest Month-End to Inception cumulative total return as of 11/30/14 is 68.63% for Class Q. S&P 500 Index Closest Month-End to Inception average annual total return as of 12/31/14 is 14.87% for Class Q.

Russell 1000 Index

The Russell 1000 Index is an unmanaged index that consists of the stocks of the 1,000 largest firms in the Russell 3000® Index, an index that represents approximately 98% of the US market. Russell 1000 Index Closest Month-End to Inception cumulative total return as of 11/30/14 is 68.05% for Class Q. Russell 1000 Index Closest Month-End to Inception average annual total return as of 12/31/14 is 14.77% for Class Q.

Lipper Large-Cap Growth Funds Average

The Lipper Large-Cap Growth Funds Average (Lipper Large-Cap Growth Funds Average) is based on the average return of all mutual funds in the Lipper Large-Cap Growth Funds Universe. Lipper Large-Cap Growth Funds Average Closest Month-End to Inception cumulative total return as of 11/30/14 is 61.52% for Class Q. Lipper Large-Cap Growth Funds Average Closest Month-End to inception average annual total return as of 12/31/14 is 13.33% for Class Q.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Growth Holdings expressed as a percentage of net assets as of 11/30/14
Apple, Inc., Technology Hardware, Storage & Peripherals	4.3%
Facebook, Inc. (Class A Stock), Internet Software & Services	4.0
Celgene Corp., Biotechnology	3.4
MasterCard, Inc. (Class A Stock), IT Services	3.1
Allergan, Inc., Pharmaceuticals	2.9

Holdings reflect only long-term investments and are subject to change.

Five Largest Value Holdings expressed as a percentage of net assets as of 11/30/14
Applied Materials, Inc., Semiconductors & Semiconductor Equipment	3.5%
Carnival Corp., Hotels, Restaurants & Leisure	3.3
Mondelez International, Inc. (Class A Stock), Food Products	3.3
Comcast Corp. (Class A Stock), Media	2.6
NRG Energy, Inc., Independent Power & Renewable Electricity Producers	2.5

Holdings reflect only long-term investments and are subject to change.

Prudential Jennison 20/20 Focus Fund	5

Your Fund’s Performance (continued)

Five Largest Industries expressed as a percentage of net assets as of 11/30/14
Internet Software & Services	11.9%
Pharmaceuticals	9.3
Biotechnology	8.8
Technology Hardware, Storage & Peripherals	6.4
Food Products	5.7

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison 20/20 Fund’s Class A shares returned 9.49% for the 12-month reporting period ended November 30, 2014, underperforming the 16.56% return of the Russell 1000 Index (the Index) and the 16.83% return of the S&P 500 Index. The Fund trailed the 14.87% return of the Lipper Large Cap Growth Funds Average.

What was the market environment like for stocks during the period?

•

The US equity market’s advance in the 12 months ended November 30, 2014 reflected sustained improvement in the US economic outlook. Corporate profits remained strong, housing and employment indicators improved, and consumer confidence rose to post-recession highs.

•	The Federal Reserve tapered its quantitative-easing program, signaling confidence in the health of US economic activity and labor market conditions.

•	US GDP contracted in early 2014, largely because of severe winter weather, before quickly rebounding.

•	Economic activity in Europe, already anemic, faced new challenges stemming from Ukraine-Russia tensions.

•	China’s expansion moderated as the country sought a better balance between internal and external growth.

What sectors and specific holdings contributed and detracted most in the growth segment?

Stock selection in healthcare, led by Allergan and Illumina, as well as an overweight stance drove sector outperformance. Information technology was also a source of relative gain, driven by strong returns in Apple and Facebook.

Please see Comments on Largest Holdings for information on Apple, Facebook, and Allergan.

•

Illumina’s strength reflected building demand for its next-generation gene-sequencing technology. Innovative applications of the technology in user end markets are early in development, suggesting the potential for considerable future growth.

A meaningful overweight in consumer discretionary was the largest source of relative weakness; Amazon.com and Industria de Diseno Textil were holdings in the sector that suffered an outsized loss.

Prudential Jennison 20/20 Focus Fund	7

Strategy and Performance Overview (continued)

•

Amazon.com’s earnings have been somewhat hurt by increasing its business investment to drive unit growth not only in its core retail business but through the proliferation of digital commerce via the mobile market. Jennison believes the company’s business investment is positioning Amazon for robust longer-term growth in both segments.

•

Weakness in Industria de Diseño Textil, or Inditex, reflected currency translation issues due to the euro’s strength relative to many other currencies. Best known for its brand, Zara, Inditex integrates textile and fashion design, manufacturing, and distribution. The holding was eliminated during the period.

Stock selection in materials detracted but was mostly offset by an underweight position. Despite relative strength in the sector, other notable detractors included Bristol-Myers Squibb and Gilead Sciences from healthcare.

•

Bristol-Myers Squibb fell on what the market regarded as disappointing initial safety and efficacy data from a Phase II study of the experimental drug nivolumab, an approved melanoma treatment, as well as Yervoy for the treatment of non-small cell lung cancer. While Jennison likes Bristol’s overall immune-oncology program, the position was eliminated.

•	Gilead Sciences suffered from higher-than-anticipated operating expenses that offset greater-than-projected revenues. This position was also sold during the period.

What sectors and specific holdings contributed and detracted most in the value segment?

The information technology sector contributed the most to relative performance due to a large overweight position and stock selection. Applied Materials and Flextronics were standouts.

•

Flextronics International is a global electronics manufacturer. During the period, it enjoyed strength across business segments and made continued progress in improving its efficiencies and productivity. Jennison expects potential double-digit growth in its industrial and high reliability solutions businesses in fiscal year 2015 and possibly beyond that. Cost controls and share buybacks also bode well for earnings growth.

Carnival from consumer discretionary and Mondelez from consumer staples were also key contributors.

Please see Comments on Largest Holdings for information on Applied Materials, Carnival, and Mondelez.

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Stock selection in energy and consumer staples detracted meaningfully from results. Avon was a laggard in the latter group.

•

Avon Products, a global producer and marketer of beauty products, has been in the midst of a turnaround. Shares fell early in the period due to weakness primarily in the US. Jennison still considers Avon shares to be attractively valued and continues to believe in its long-term turnaround prospects.

Cobalt International, Noble Energy, and Halliburton drove results in energy. In the last few months of the reporting period, these holdings lagged as renewed fears of a global slowdown caused a sharp increase in the US dollar and a rapid decline in many commodity prices, including oil and natural gas.

•	Jennison still expects Halliburton to benefit from internal efficiency initiatives and its global operating footprint, and sees the shares as attractively valued.

•	Noble Energy should see sustained benefits from its balanced portfolio of assets, prudent cost management, and efficient use of capital.

•	Cobalt International was eliminated during the period. Jennison believes that the nature of its exploration was too risky for the portfolio.

Prudential Jennison 20/20 Focus Fund	9

Comments on Largest Holdings

Growth Segment

4.3%	Apple, Inc., Technology Hardware, Storage & Peripherals

Apple is gaining share in the high-end PC market and Jennison believes its fundamental strength reflects expanding global acceptance of its platform. Furthermore, Jennison expects that product updates will potentially sustain attractive revenue growth in the medium term and the company could also benefit from the creation of new markets in Apple Pay and Apple Watch.

4.0%	Facebook, Inc. (Class A Stock), Internet Software and Services

Facebook has successfully implemented its mobile interface, and income generation of both mobile and desktop devices has improved. Jennison believes that as Facebook solidifies its dominant position, it continues to increase its appeal to both users and advertisers.

3.4%	Celgene Corp., Biotechnology

Celgene’s top-line growth should continue to benefit from strong sales of multiple myeloma drugs Revlimid and Pomalyst. Jennison also views its Phase 2 product pipeline to be an industry leader.

3.1%	MasterCard, Inc. (Class A Stock), IT Services

Jennison expects continued growth in MasterCard’s gross dollar volume (the total value of its cardholders’ transactions) as consumers continue their long-term shift from paper money to electronic credit/debit transactions (retailers and banks pay MasterCard each time consumers use MasterCard-branded payment cards).

2.9%	Allergan Inc., Pharmaceuticals

Allergan advanced on a takeover bid from Valeant, a Canadian pharmaceutical company. The company makes the well-known Botox and also manufactures Restasis (chronic dry eye), Juvederm (dermal filler), and Lumigan (glaucoma). Allergan was eventually acquired by Actavis, another pharmaceuticals company.

Value Segment

3.5%	Applied Materials, Inc., Semiconductors & Semiconductor Equipment

Jennison believes that Applied Materials is positioned to benefit from increased spending for dynamic random-access memory and logic. Possible future catalysts include the completion of its merger with Tokyo Electron.

3.3%	Carnival Corp., Hotels, Restaurants, & Leisure

In Jennison’s opinion, Carnival should benefit from capacity growth in the EU, North America, and China. Carnival also has potential to drive earnings growth through expense controls and upgrades to its IT systems across all of its Carnival sub-brands.

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3.3%	Mondelez International, Inc., (Class A Stock), Food Products

Mondelez manufactures and markets snack food and beverage products worldwide. Margin improvement via a significant amount of operating leverage is key to Jennison’s investment decision. Potential sales acceleration in China is also expected.

2.6%	Comcast Corp., Media

Jennison thinks significant synergies exist from the merger with Time Warner. In addition, Comcast itself continues to gain share in most of its businesses, especially broadband. With higher pricing and a fairly stable operating expense base, the company continues to generate double-digit growth in free cash flow, and it is also committed to buying back a significant amount of stock.

2.5%	NRG Energy Inc., Independent Power & Renewable Electricity Producers

Jennison likes NRG for its attractively positioned assets and its role in industry consolidation. It is also well-positioned to benefit further as many coal power generation plants are closed in the next few years.

Prudential Jennison 20/20 Focus Fund	11

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2014, at the beginning of the period, and held through the six-month period ended November 30, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison 20/20 Focus Fund		Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,047.40	1.19%	$6.11
	Hypothetical	$1,000.00	$1,019.10	1.19%	$6.02

Class B	Actual	$1,000.00	$1,044.20	1.89%	$9.69
	Hypothetical	$1,000.00	$1,015.59	1.89%	$9.55

Class C	Actual	$1,000.00	$1,044.10	1.89%	$9.68
	Hypothetical	$1,000.00	$1,015.59	1.89%	$9.55

Class Q	Actual	$1,000.00	$1,049.60	0.76%	$3.90
	Hypothetical	$1,000.00	$1,021.26	0.76%	$3.85

Class R	Actual	$1,000.00	$1,046.30	1.39%	$7.13
	Hypothetical	$1,000.00	$1,018.10	1.39%	$7.03

Class Z	Actual	$1,000.00	$1,049.20	0.89%	$4.57
	Hypothetical	$1,000.00	$1,020.61	0.89%	$4.51

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2014, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2014. Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Jennison 20/20 Focus Fund	13

Fees and Expenses (continued)

The Fund’s annualized expense ratios for the year ended November 30, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.18%	1.18%
B	1.88	1.88
C	1.88	1.88
Q	0.76	0.76
R	1.63	1.38
Z	0.88	0.88

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of November 30, 2014

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 98.6%

COMMON STOCKS

Aerospace & Defense 1.3%
Boeing Co. (The)	197,068	$26,478,057

Automobiles 4.3%
General Motors Co.	1,524,715	50,971,223
Tesla Motors, Inc.*(a)	159,002	38,879,169

		89,850,392

Banks 2.0%
JPMorgan Chase & Co.	700,902	42,166,264

Biotechnology 8.8%
Alexion Pharmaceuticals, Inc.*	274,547	53,509,210
Biogen Idec, Inc.*	188,408	57,971,258
Celgene Corp.*	632,171	71,871,521

		183,351,989

Chemicals 1.2%
FMC Corp.	463,886	25,235,398

Consumer Finance 1.8%
SLM Corp.	3,892,285	37,677,319

Electronic Equipment, Instruments & Components 2.5%
Flextronics International Ltd.*	4,724,624	52,396,080

Energy Equipment & Services 4.0%
Halliburton Co.	927,349	39,134,128
Schlumberger Ltd.	508,029	43,665,092

		82,799,220

Food Products 5.7%
Bunge Ltd.	541,913	49,189,443
Mondelez International, Inc. (Class A Stock)	1,759,711	68,980,671

		118,170,114

Hotels, Restaurants & Leisure 3.3%
Carnival Corp.	1,563,013	69,022,654

Independent Power & Renewable Electricity Producers 2.5%
NRG Energy, Inc.	1,698,126	53,083,419

See Notes to Financial Statements.

Prudential Jennison 20/20 Focus Fund	15

Portfolio of Investments

as of November 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Insurance 2.5%
MetLife, Inc.	951,359	$52,905,074

Internet & Catalog Retail 5.3%
Amazon.com, Inc.*	109,570	37,104,785
Netflix, Inc.*	74,096	25,680,933
Priceline Group, Inc. (The)*	40,574	47,073,549

		109,859,267

Internet Software & Services 11.9%
Alibaba Group Holding Ltd. (China), ADR*(a)	526,561	58,785,270
Facebook, Inc. (Class A Stock)*	1,073,564	83,415,923
Google, Inc. (Class A Stock)*	47,667	26,172,996
Google, Inc. (Class C Stock)*	48,411	26,230,532
LinkedIn Corp. (Class A Stock)*(a)	238,056	53,864,931

		248,469,652

IT Services 3.1%
MasterCard, Inc. (Class A Stock)	737,579	64,383,271

Media 5.3%
Comcast Corp. (Class A Stock)	955,779	54,517,634
Walt Disney Co. (The)(a)	599,106	55,423,296

		109,940,930

Oil, Gas & Consumable Fuels 3.6%
Anadarko Petroleum Corp.	414,830	32,833,795
Noble Energy, Inc.	857,818	42,187,489

		75,021,284

Pharmaceuticals 9.3%
Actavis PLC*	97,316	26,334,683
Allergan, Inc.	286,453	61,269,432
Bayer AG (Germany), ADR	350,625	52,618,294
Shire PLC (Ireland), ADR	257,702	55,045,147

		195,267,556

Road & Rail 3.1%
Canadian Pacific Railway Ltd. (Canada)	283,413	54,744,055
Hertz Global Holdings, Inc.*	458,723	10,890,084

		65,634,139

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment 3.5%
Applied Materials, Inc.	3,055,722	$73,490,114

Software 4.8%
Microsoft Corp.	851,396	40,705,243
salesforce.com, inc.*(a)	982,158	58,801,799

		99,507,042

Technology Hardware, Storage & Peripherals 6.4%
Apple, Inc.	751,189	89,338,908
Hewlett-Packard Co.	1,154,241	45,084,653

		134,423,561

Textiles, Apparel & Luxury Goods 2.4%
Under Armour, Inc. (Class A Stock)*(a)	691,038	50,093,345

TOTAL LONG-TERM INVESTMENTS (cost $1,518,910,466)		2,059,226,141

SHORT-TERM INVESTMENT 6.4%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $132,629,422; includes $101,410,129 of cash collateral for securities on loan) (Note 3)(b)(c)	132,629,422	132,629,422

TOTAL INVESTMENTS 105.0% (cost $1,651,539,888; Note 5)		2,191,855,563
Liabilities in excess of other assets (5.0)%		(103,596,705)

NET ASSETS 100.0%		$2,088,258,858

The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $121,081,067; cash collateral of $101,410,129 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In addition, as of November 30, 2014, $22,080,600 of cash collateral had been segregated to cover the securities lending requirements. Securities on loan are subject to contractual netting arrangements.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

See Notes to Financial Statements.

Prudential Jennison 20/20 Focus Fund	17

Portfolio of Investments

as of November 30, 2014 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$26,478,057	$—	$—
Automobiles	89,850,392	—	—
Banks	42,166,264	—	—
Biotechnology	183,351,989	—	—
Chemicals	25,235,398	—	—
Consumer Finance	37,677,319	—	—
Electronic Equipment, Instruments & Components	52,396,080	—	—
Energy Equipment & Services	82,799,220	—	—
Food Products	118,170,114	—	—
Hotels, Restaurants & Leisure	69,022,654	—	—
Independent Power & Renewable Electricity Producers	53,083,419	—	—
Insurance	52,905,074	—	—
Internet & Catalog Retail	109,859,267	—	—
Internet Software & Services	248,469,652	—	—
IT Services	64,383,271	—	—
Media	109,940,930	—	—
Oil, Gas & Consumable Fuels	75,021,284	—	—
Pharmaceuticals	195,267,556	—	—
Road & Rail	65,634,139	—	—
Semiconductors & Semiconductor Equipment	73,490,114	—	—
Software	99,507,042	—	—
Technology Hardware, Storage & Peripherals	134,423,561	—	—
Textiles, Apparel & Luxury Goods	50,093,345	—	—
Affiliated Money Market Mutual Fund	132,629,422	—	—

Total	$2,191,855,563	$—	$—

See Notes to Financial Statements.

18

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2014 was as follows (Unaudited):

Internet Software & Services	11.9%
Pharmaceuticals	9.3
Biotechnology	8.8
Technology Hardware, Storage & Peripherals	6.4
Affiliated Money Market Mutual Fund (including 4.9% of collateral for securities on loan)	6.4
Food Products	5.7
Media	5.3
Internet & Catalog Retail	5.3
Software	4.8
Automobiles	4.3
Energy Equipment & Services	4.0
Oil, Gas & Consumable Fuels	3.6
Semiconductors & Semiconductor Equipment	3.5
Hotels, Restaurants & Leisure	3.3
Road & Rail	3.1
IT Services	3.1%
Independent Power & Renewable Electricity Producers	2.5
Insurance	2.5
Electronic Equipment, Instruments & Components	2.5
Textiles, Apparel & Luxury Goods	2.4
Banks	2.0
Consumer Finance	1.8
Aerospace & Defense	1.3
Chemicals	1.2

105.0
Liabilities in excess of other assets	(5.0)

100.0%

See Notes to Financial Statements.

Prudential Jennison 20/20 Focus Fund	19

Statement of Assets and Liabilities

as of November 30, 2014

Assets
Investments at value, including securities on loan of $121,081,067:
Unaffiliated Investments (cost $1,518,910,466)	$2,059,226,141
Affiliated Investments (cost $132,629,422)	132,629,422
Cash	490
Deposit with affiliated securities lending agent	22,080,600
Dividends and interest receivable	1,780,627
Receivable for investments sold	912,685
Receivable for Fund shares sold	746,862
Tax reclaim receivable	215,889
Prepaid expenses	19,713

Total assets	2,217,612,429

Liabilities
Payable to broker for collateral for securities on loan	123,490,729
Payable for Fund shares reacquired	3,228,606
Management fee payable	1,242,591
Accrued expenses	722,210
Distribution fee payable	637,099
Affiliated transfer agent fee payable	32,336

Total liabilities	129,353,571

Net Assets	$2,088,258,858

Net assets were comprised of:
Shares of beneficial interest, at par	$115,484
Paid-in capital in excess of par	1,363,300,225

1,363,415,709
Accumulated net realized gain on investment and foreign currency transactions	184,527,474
Net unrealized appreciation on investments and foreign currencies	540,315,675

Net assets, November 30, 2014	$2,088,258,858

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share ($897,250,982 ÷ 48,362,463 shares of beneficial interest issued and outstanding)	$18.55
Maximum sales charge (5.50% of offering price)	1.08

Maximum offering price to public	$19.63

Class B
Net asset value, offering price and redemption price per share
($116,571,344 ÷ 7,473,759 shares of beneficial interest issued and outstanding)	$15.60

Class C
Net asset value, offering price and redemption price per share
($338,517,371 ÷ 21,690,166 shares of beneficial interest issued and outstanding)	$15.61

Class Q
Net asset value, offering price and redemption price per share
($13,269,685 ÷ 673,794 shares of beneficial interest issued and outstanding)	$19.69

Class R
Net asset value, offering price and redemption price per share
($103,492,963 ÷ 5,719,902 shares of beneficial interest issued and outstanding)	$18.09

Class Z
Net asset value, offering price and redemption price per share
($619,156,513 ÷ 31,564,212 shares of beneficial interest issued and outstanding)	$19.62

See Notes to Financial Statements.

Prudential Jennison 20/20 Focus Fund	21

Statement of Operations

Year Ended November 30, 2014

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $569,638)	$20,079,970
Affiliated income from securities loaned, net	350,187
Affiliated dividend income	46,636

Total income	20,476,793

Expenses
Management fee	16,071,911
Distribution fee—Class A	3,052,019
Distribution fee—Class B	1,280,765
Distribution fee—Class C	3,530,504
Distribution fee—Class R	828,112
Transfer agent’s fees and expenses (including affiliated expense of $430,000)	2,666,000
Custodian’s fees and expenses	251,000
Shareholders’ reports	177,000
Registration fees	120,000
Trustees’ fees	66,000
Legal fees and expenses	33,000
Insurance expenses	31,000
Audit fee	22,000
Loan interest expense	8,043
Miscellaneous	48,475

Total expenses	28,185,829
Less: Distribution fee waiver—Class R	(276,037)

Net expenses	27,909,792

Net investment loss	(7,432,999)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	205,201,507
Foreign currency transactions	(2,292)

205,199,215
Net change in unrealized appreciation (depreciation) on investments	(1,715,102)

Net gain on investment and foreign currency transactions	203,484,113

Net Increase In Net Assets Resulting From Operations	$196,051,114

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

	Year Ended November 30, 2014	Ten Months Ended November 30, 2013	Year Ended January 31, 2013
Increase (Decrease) In Net Assets
Operations
Net investment income (loss)	$(7,432,999)	$4,412,475	$(2,643,376)
Net realized gain on investment and foreign currency transactions	205,199,215	363,778,211	178,775,128
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,715,102)	99,079,950	54,814,185

Net increase in net assets resulting from operations	196,051,114	467,270,636	230,945,937

Dividends and Distributions (Note 1)
Dividends from net investment income
Class Q	(35,778)	—	—
Class Z	(535,852)	—	—

	(571,630)	—	—

Distributions from net realized gains
Class A	(160,665,896)	(32,645,264)	(52,135,768)
Class B	(22,398,029)	(4,672,550)	(7,788,998)
Class C	(57,669,608)	(11,626,394)	(18,671,954)
Class Q	(2,348,688)	(704,867)	(907,545)
Class R	(17,825,273)	(3,652,823)	(5,694,747)
Class Z	(77,818,551)	(16,221,289)	(33,227,021)

	(338,726,045)	(69,523,187)	(118,426,033)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	232,927,411	218,629,188	411,386,358
Net asset value of shares issued in reinvestment of dividends and distributions	302,085,514	61,375,297	103,858,743
Cost of shares reacquired	(730,210,728)	(571,738,494)	(855,116,375)

Net decrease in net assets from Fund share transactions	(195,197,803)	(291,734,009)	(339,871,274)

Total increase (decrease)	(338,444,364)	106,013,440	(227,351,370)

Net Assets:
Beginning of year	2,426,703,222	2,320,689,782	2,548,041,152

End of year(a)	$2,088,258,858	$2,426,703,222	$2,320,689,782

(a) Includes undistributed net investment income of:	$—	$571,630	$—

See Notes to Financial Statements.

Prudential Jennison 20/20 Focus Fund	23

Notes to Financial Statements

Prudential Investment Portfolios 18 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust consists of two funds: Prudential Jennison 20/20 Focus Fund (the “Fund”) and Prudential Jennison MLP Fund. These financial statements relate to Prudential Jennison 20/20 Focus Fund. The investment objective of the Fund is long-term growth of capital.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

24

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

Prudential Jennison 20/20 Focus Fund	25

Notes to Financial Statements

continued

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net

26

unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of

Prudential Jennison 20/20 Focus Fund	27

Notes to Financial Statements

continued

discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management

28

of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .75% of the Fund’s average daily net assets up to and including $1 billion and .70% of such average daily net assets in excess of $1 billion. The effective management fee rate was .72% of the Fund’s average daily net assets for the year ended November 30, 2014.

There are two portfolio managers at Jennison, both of which manage approximately 50% of the Fund’s assets. In general, in order to maintain an approximately equal division of assets between the two portfolio managers, all daily cash inflows (i.e. subscriptions and reinvested distributions) and outflows (i.e. redemptions and expense items) are divided between the two portfolio managers as PI deems appropriate. In addition, periodic rebalancing of the Fund’s assets may occur to account for market fluctuations in order to maintain an approximately equal allocation between the two portfolio managers.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund. Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .50% of the average daily net assets of the Class R shares through March 31, 2016.

PIMS has advised the Fund that it has received $677,037 in front-end sales charges resulting from sales of Class A shares during the year ended November 30, 2014. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2014, it received $1,934, $126,705 and $12,284 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

Prudential Jennison 20/20 Focus Fund	29

Notes to Financial Statements

continued

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended November 30, 2014, PIM has been compensated approximately $104,601 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended November 30, 2014, were $1,929,916,312 and $2,488,420,677, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended November 30, 2014, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain on investment and foreign currency transactions by $7,432,999 due to certain transactions involving foreign securities and currencies, net operating loss, reclassification of distributions, reclassification of redemptions utilized as distributions for tax purposes and other book to tax differences.

30

Net investment loss, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended November 30, 2014, the tax character of dividends paid by the Fund were $75,529,648 of ordinary income and $263,768,027 of long-term capital gains. For the period ended November 30, 2013, the tax character of dividends paid by the Fund were $3,047,663 of ordinary income and $66,475,524 of long-term capital gains. For the year ended January 31, 2013, the tax character of dividends paid by the Fund was $118,426,033 of long-term capital gains.

As of November 30, 2014, the Fund had accumulated undistributed earnings on a tax basis of $47,319,396 of ordinary income and $154,005,878 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$1,661,004,061	$566,077,317	$(35,225,815)	$530,851,502

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

In accordance with the provision of Subchapter M of the Internal Revenue Code and the excise tax requirements, the Fund elected to treat post-October capital losses of approximately $7,334,000 as having been incurred in the following fiscal year (November 30, 2015).

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending upon

Prudential Jennison 20/20 Focus Fund	31

Notes to Financial Statements

continued

the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchases. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

There is an unlimited number of shares of beneficial interest, $.001 par value per share, divided into six classes, designated Class A, Class B, Class C, Class Q, Class R and Class Z. As of November 30, 2014, PI owned 75 Class Q shares of the Fund.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended November 30, 2014:
Shares sold	4,945,230	$86,634,867
Shares issued in reinvestment of dividends and distributions	9,199,596	152,621,301
Shares reacquired	(20,910,930)	(366,512,030)

Net increase (decrease) in shares outstanding before conversion	(6,766,104)	(127,255,862)
Shares issued upon conversion from Class B, Class C and Class Z	1,131,884	19,959,553
Shares reacquired upon conversion into Class Z	(5,588,832)	(98,762,170)

Net increase (decrease) in shares outstanding	(11,223,052)	$(206,058,479)

Ten months ended November 30, 2013:
Shares sold	5,355,386	$96,070,940
Shares issued in reinvestment of dividends and distributions	1,764,531	30,914,537
Shares reacquired	(12,486,340)	(223,329,661)

Net increase (decrease) in shares outstanding before conversion	(5,366,423)	(96,344,184)
Shares issued upon conversion from Class B and Class Z	915,217	16,120,194
Shares reacquired upon conversion into Class Z	(138,967)	(2,515,903)

Net increase (decrease) in shares outstanding	(4,590,173)	$(82,739,893)

Year ended January 31, 2013:
Shares sold	11,229,493	$181,123,845
Shares issued in reinvestment of dividends and distributions	3,117,966	48,628,171
Shares reacquired	(21,958,689)	(353,311,946)

Net increase (decrease) in shares outstanding before conversion	(7,611,230)	(123,559,930)
Shares issued upon conversion from Class B and Class Z	826,271	13,258,327
Shares reacquired upon conversion into Class Z	(162,820)	(2,634,913)

Net increase (decrease) in shares outstanding	(6,947,779)	$(112,936,516)

32

Class B	Shares	Amount
Year ended November 30, 2014:
Shares sold	376,555	$5,485,830
Shares issued in reinvestment of dividends and distributions	1,453,081	20,400,988
Shares reacquired	(1,350,817)	(20,249,820)

Net increase (decrease) in shares outstanding before conversion	478,819	5,636,998
Shares reacquired upon conversion into Class A	(1,275,262)	(18,976,061)

Net increase (decrease) in shares outstanding	(796,443)	$(13,339,063)

Ten months ended November 30, 2013:
Shares sold	521,027	$8,177,185
Shares issued in reinvestment of dividends and distributions	280,749	4,284,223
Shares reacquired	(1,006,289)	(15,594,470)

Net increase (decrease) in shares outstanding before conversion	(204,513)	(3,133,062)
Shares reacquired upon conversion into Class A	(987,182)	(15,171,908)

Net increase (decrease) in shares outstanding	(1,191,695)	$(18,304,970)

Year ended January 31, 2013:
Shares sold	762,099	$10,907,921
Shares issued in reinvestment of dividends and distributions	516,406	7,078,319
Shares reacquired	(1,599,369)	(22,777,727)

Net increase (decrease) in shares outstanding before conversion	(320,864)	(4,791,487)
Shares reacquired upon conversion into Class A	(796,305)	(11,286,663)

Net increase (decrease) in shares outstanding	(1,117,169)	$(16,078,150)

Class C
Year ended November 30, 2014:
Shares sold	1,789,824	$26,283,509
Shares issued in reinvestment of dividends and distributions	3,553,471	49,926,525
Shares reacquired	(4,392,118)	(65,666,989)

Net increase (decrease) in shares outstanding before conversion	951,177	10,543,045
Shares reacquired upon conversion into Class A and Class Z	(609,288)	(9,185,205)

Net increase (decrease) in shares outstanding	341,889	$1,357,840

Ten months ended November 30, 2013:
Shares sold	1,392,283	$21,859,505
Shares issued in reinvestment of dividends and distributions	649,723	9,921,273
Shares reacquired	(3,458,535)	(53,826,469)

Net increase (decrease) in shares outstanding before conversion	(1,416,529)	(22,045,691)
Shares issued upon conversion from Class Z	385	6,058
Shares reacquired upon conversion into Class Z	(283,486)	(4,448,110)

Net increase (decrease) in shares outstanding	(1,699,630)	$(26,487,743)

Year ended January 31, 2013:
Shares sold	2,480,632	$35,472,598
Shares issued in reinvestment of dividends and distributions	1,153,990	15,825,702
Shares reacquired	(6,357,367)	(90,506,025)

Net increase (decrease) in shares outstanding before conversion	(2,722,745)	(39,207,725)
Shares reacquired upon conversion into Class Z	(221,028)	(3,178,056)

Net increase (decrease) in shares outstanding	(2,943,773)	$(42,385,781)

Prudential Jennison 20/20 Focus Fund	33

Notes to Financial Statements

continued

Class Q	Shares	Amount
Year ended November 30, 2014:
Shares sold	66,327	$1,225,226
Shares issued in reinvestment of dividends and distributions	135,944	2,384,466
Shares reacquired	(398,740)	(7,311,753)

Net increase (decrease) in shares outstanding	(196,469)	$(3,702,061)

Ten months ended November 30, 2013:
Shares sold	61,530	$1,119,104
Shares issued in reinvestment of dividends and distributions	38,371	704,867
Shares reacquired	(591,608)	(11,217,503)

Net increase (decrease) in shares outstanding	(491,707)	$(9,393,532)

Year ended January 31, 2013:
Shares sold	468,182	$8,045,636
Shares issued in reinvestment of dividends and distributions	55,648	907,545
Shares reacquired	(428,704)	(7,344,190)

Net increase (decrease) in shares outstanding	95,126	$1,608,991

Class R
Year ended November 30, 2014:
Shares sold	1,011,474	$17,416,378
Shares issued in reinvestment of dividends and distributions	1,005,637	16,301,386
Shares reacquired	(2,891,510)	(49,514,786)

Net increase (decrease) in shares outstanding	(874,399)	$(15,797,022)

Ten months ended November 30, 2013
Shares sold	1,046,442	$18,365,983
Shares issued in reinvestment of dividends and distributions	192,896	3,315,876
Shares reacquired	(1,668,912)	(29,518,331)

Net increase (decrease) in shares outstanding	(429,574)	$(7,836,472)

Year ended January 31, 2013:
Shares sold	2,133,501	$33,831,497
Shares issued in reinvestment of dividends and distributions	338,266	5,185,577
Shares reacquired	(2,486,016)	(39,522,401)

Net increase (decrease) in shares outstanding	(14,249)	$(505,327)

34

Class Z	Shares	Amount
Year ended November 30, 2014:
Shares sold	5,182,266	$95,881,601
Shares issued in reinvestment of dividends and distributions	3,456,309	60,450,848
Shares reacquired	(11,856,835)	(220,955,350)

Net increase (decrease) in shares outstanding before conversion	(3,218,260)	(64,622,901)
Shares issued upon conversion from Class A and Class C	5,770,855	107,782,090
Shares reacquired upon conversion into Class A	(43,653)	(818,207)

Net increase (decrease) in shares outstanding	2,508,942	$42,340,982

Ten months ended November 30, 2013:
Shares sold	3,884,139	$73,036,471
Shares issued in reinvestment of dividends and distributions	667,823	12,234,521
Shares reacquired	(12,951,506)	(238,252,060)

Net increase (decrease) in shares outstanding before conversion	(8,399,544)	(152,981,068)
Shares issued upon conversion from Class A and Class C	369,583	6,964,012
Shares reacquired upon conversion into Class A and Class C	(51,599)	(954,343)

Net increase (decrease) in shares outstanding	(8,081,560)	$(146,971,399)

Year ended January 31, 2013:
Shares sold	8,455,948	$142,004,861
Shares issued in reinvestment of dividends and distributions	1,615,364	26,233,429
Shares reacquired	(20,398,258)	(341,654,086)

Net increase (decrease) in shares outstanding before conversion	(10,326,946)	(173,415,796)
Shares issued upon conversion from Class A and Class C	344,149	5,812,969
Shares reacquired upon conversion into Class A	(118,263)	(1,971,664)

Net increase (decrease) in shares outstanding	(10,101,060)	$(169,574,491)

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended November 30, 2014. The average daily balance for the 59 days that the Fund had loans outstanding during the period

Prudential Jennison 20/20 Focus Fund	35

Notes to Financial Statements

continued

was approximately $3,473,119, borrowed at a weighted average interest rate of 1.41%. At November 30, 2014, the Fund did not have an outstanding loan amount.

Note 8. Dividends and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund declared capital gains distributions on December 11, 2014 to shareholders of record on December 12, 2014. The ex-dividend date was December 15, 2014. The per share amounts declared were $0.41301 per share of short-term capital gains and $1.34410 per share of long-term capital gains for Class A, B, C, Q, R, and Z.

36

Financial Highlights

Class A Shares
	Year Ended November 30,	Ten Months Ended November 30,		Year Ended January 31,
	2014	2013(i)		2013	2012	2011		2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$19.71	$16.60		$15.83	$15.98	$13.84		$9.41
Income (loss) from investment operations:
Net investment income (loss)	(.05)	.05		(.01)	(.02)	-	(b)	(.02)
Net realized and unrealized gain on investment and foreign currency transactions	1.60	3.59		1.59	.29	2.14		4.45
Total from investment operations	1.55	3.64		1.58	.27	2.14		4.43
Less Distributions:
Distributions from net realized gains	(2.71)	(.53)		(.81)	(.42)	-		-
Capital Contributions(c):	-	-		-	-	-	(b)	-
Net asset value, end of period	$18.55	$19.71		$16.60	$15.83	$15.98		$13.84
Total Return(d):	9.49%	22.35%		10.37%	1.77%	15.46%		47.08%

Ratios/Supplemental Data:
Net assets, end of period (000)	$897,251	$1,174,447		$1,065,531	$1,125,940	$1,183,059		$1,110,264
Average net assets (000)	$1,017,334	$1,110,859		$1,097,353	$1,139,012	$1,143,188		$825,817
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.18%	1.18%	(g)	1.18%	1.18%	1.19%		1.20%
Expenses before waivers and/or expense reimbursement	1.18%	1.18%	(g)	1.18%	1.18%	1.19%		1.20%
Net investment income (loss)	(.26)%	.30%	(g)	(.05)%	(.11)%	-%	(f)	(.19)%
Portfolio turnover rate	88%	62%	(h)	59%	82%	116%		102%

(a) Calculated based on average shares outstanding during period.

(b) Less than $.005 per share.

(c) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended January 31, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less that one full year are not annualized.

(e) Does not include expenses of the underlying portfolio in which the Fund invests.

(f) Less than .005% per share.

(g) Annualized.

(h) Not annualized.

(i) For the ten month period ended November 30, 2013. The Fund changed its fiscal year end from January 31 to November 30.

See Notes to Financial Statements.

Prudential Jennison 20/20 Focus Fund	37

Financial Highlights

continued

Class B Shares
	Year Ended November 30,	Ten Months Ended November 30,		Year Ended January 31,
	2014	2013(h)		2013	2012	2011		2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$17.11	$14.56		$14.08	$14.36	$12.52		$8.58
Income (loss) from investment operations:
Net investment loss	(.14)	(.05)		(.11)	(.12)	(.09)		(.10)
Net realized and unrealized gain on investment and foreign currency transactions	1.34	3.13		1.40	.26	1.93		4.04
Total from investment operations	1.20	3.08		1.29	.14	1.84		3.94
Less Distributions:
Distributions from net realized gains	(2.71)	(.53)		(.81)	(.42)	-		-
Capital Contributions(e):	-	-		-	-	-	(d)	-
Net asset value, end of period	$15.60	$17.11		$14.56	$14.08	$14.36		$12.52
Total Return(b):	8.77%	21.62%		9.59%	1.06%	14.70%		45.92%

Ratios/Supplemental Data:
Net assets, end of period (000)	$116,571	$141,499		$137,765	$148,930	$165,659		$148,333
Average net assets (000)	$128,076	$136,116		$142,736	$157,386	$155,300		$124,031
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.88%	1.88%	(f)	1.88%	1.88%	1.89%		1.90%
Expenses before waivers and/or expense reimbursement	1.88%	1.88%	(f)	1.88%	1.88%	1.89%		1.90%
Net investment loss	(.95)%	(.40)%	(f)	(.75)%	(.81)%	(.70)%		(.88)%
Portfolio turnover rate	88%	62%	(g)	59%	82%	116%		102%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended January 31, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

(f) Annualized.

(g) Not annualized.

(h) For the ten month period ended November 30, 2013. The Fund changed its fiscal year end from January 31 to November 30.

See Notes to Financial Statements.

38

Class C Shares
	Year Ended November 30,	Ten Months Ended November 30,		Year Ended January 31,
	2014	2013(h)		2013	2012	2011		2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$17.12	$14.57		$14.08	$14.36	$12.53		$8.58
Income (loss) from investment operations:
Net investment loss	(.14)	(.05)		(.11)	(.12)	(.09)		(.10)
Net realized and unrealized gain on investment and foreign currency transactions	1.34	3.13		1.41	.26	1.92		4.05
Total from investment operations	1.20	3.08		1.30	.14	1.83		3.95
Less Distributions:
Distributions from net realized gains	(2.71)	(.53)		(.81)	(.42)	-		-
Capital Contributions(e):	-	-		-	-	-	(d)	-
Net asset value, end of period	$15.61	$17.12		$14.57	$14.08	$14.36		$12.53
Total Return(b):	8.77%	21.61%		9.66%	1.06%	14.60%		46.04%

Ratios/Supplemental Data:
Net assets, end of period (000)	$338,517	$365,467		$335,759	$366,089	$398,038		$330,562
Average net assets (000)	$353,049	$345,686		$349,269	$381,245	$370,033		$241,607
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.88%	1.88%	(f)	1.88%	1.88%	1.89%		1.90%
Expenses before waivers and/or expense reimbursement	1.88%	1.88%	(f)	1.88%	1.88%	1.89%		1.90%
Net investment loss	(.95)%	(.40)%	(f)	(.75)%	(.81)%	(.70)%		(.90)%
Portfolio turnover rate	88%	62%	(g)	59%	82%	116%		102%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended January 31, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

(f) Annualized.

(g) Not annualized.

(h) For the ten month period ended November 30, 2013. The Fund changed its fiscal year end from January 31 to November 30.

See Notes to Financial Statements.

Prudential Jennison 20/20 Focus Fund	39

Financial Highlights

continued

Class Q Shares
	Year Ended November 30,	Ten Months Ended November 30,		Year Ended January 31,	March 28, 2011(a) through January 31,
	2014	2013(g)		2013	2012
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$20.72	$17.37		$16.45	$17.09
Income (loss) from investment operations:
Net investment income	.03	.12		.06	.05
Net realized and unrealized gain on investment and foreign currency transactions	1.69	3.76		1.67	(.27)
Total from investment operations	1.72	3.88		1.73	(.22)
Less Dividends and Distributions:
Dividends from net investment income	(.04)	-		-	-
Distributions from net realized gains	(2.71)	(.53)		(.81)	(.42)
Total dividends and distributions	(2.75)	(.53)		(.81)	(.42)
Net asset value, end of period	$19.69	$20.72		$17.37	$16.45
Total Return(c):	9.93%	22.75%		10.90%	(1.21)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$13,270	$18,030		$23,654	$20,845
Average net assets (000)	$14,793	$22,424		$18,725	$23,124
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.76%	.75%	(e)	.75%	.75%	(e)
Expenses before waivers and/or expense reimbursement	.76%	.75%	(e)	.75%	.75%	(e)
Net investment income	.16%	.80%	(e)	.37%	.35%	(e)
Portfolio turnover rate	88%	62%	(f)	59%	82%	(f)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

(g) For the ten month period ended November 30, 2013. The Fund changed its fiscal year end from January 31 to November 30.

See Notes to Financial Statements.

40

Class R Shares
	Year Ended November 30,	Ten Months Ended November 30,		Year Ended January 31,
	2014	2013(h)		2013	2012	2011		2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$19.32	$16.31		$15.60	$15.78	$13.70		$9.34
Income (loss) from investment operations:
Net investment income (loss)	(.08)	.02		(.04)	(.05)	(.03)		(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.56	3.52		1.56	.29	2.11		4.41
Total from investment operations	1.48	3.54		1.52	.24	2.08		4.36
Less Distributions:
Distributions from net realized gains	(2.71)	(.53)		(.81)	(.42)	-		-
Capital Contributions(b):	-	-		-	-	-	(c)	-
Net asset value, end of period	$18.09	$19.32		$16.31	$15.60	$15.78		$13.70
Total Return(d):	9.29%	22.13%		10.14%	1.60%	15.18%		46.68%

Ratios/Supplemental Data:
Net assets, end of period (000)	$103,493	$127,424		$114,584	$109,794	$92,276		$52,022
Average net assets (000)	$110,415	$121,488		$115,501	$102,506	$72,700		$38,041
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.38%	1.38%	(f)	1.38%	1.38%	1.39%		1.40%
Expenses before waivers and/or expense reimbursement	1.63%	1.63%	(f)	1.63%	1.63%	1.64%		1.65%
Net investment income (loss)	(.46)%	.11%	(f)	(.25)%	(.32)%	(.23)%		(.39)%
Portfolio turnover rate	88%	62%	(g)	59%	82%	116%		102%

(a) Calculated based on average shares outstanding during period.

(b) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended January 31, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

(c) Less than $.005 per share.

(d) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e) Does not include expenses of the underlying portfolio in which the Fund invests.

(f) Annualized.

(g) Not annualized.

(h) For the ten month period ended November 30, 2013. The Fund changed its fiscal year end from January 31 to November 30.

See Notes to Financial Statements.

Prudential Jennison 20/20 Focus Fund	41

Financial Highlights

continued

Class Z Shares
	Year Ended November 30,	Ten Months Ended November 30,		Year Ended January 31,
	2014	2013(h)		2013	2012	2011		2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$20.64	$17.33		$16.44	$16.52	$14.27		$9.68
Income (loss) from investment operations:
Net investment income	.01	.09		.04	.03	.04		.01
Net realized and unrealized gain on investment and foreign currency transactions	1.70	3.75		1.66	.31	2.21		4.58
Total from investment operations	1.71	3.84		1.70	.34	2.25		4.59
Less Dividends and Distributions:
Dividends from net investment income	(.02)	-		-	-	-		-
Distributions from net realized gains	(2.71)	(.53)		(.81)	(.42)	-		-
Total dividends and distributions	(2.73)	(.53)		(.81)	(.42)	-		-
Capital Contributions(b):	-	-		-	-	-	(c)	-
Net asset value, end of period	$19.62	$20.64		$17.33	$16.44	$16.52		$14.27
Total Return(d):	9.89%	22.57%		10.72%	2.14%	15.77%		47.42%

Ratios/Supplemental Data:
Net assets, end of period (000)	$619,157	$599,835		$643,397	$776,442	$792,376		$666,131
Average net assets (000)	$600,882	$593,229		$731,863	$792,733	$719,773		$438,071
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	.88%	.88%	(f)	.88%	.88%	.89%		.90%
Expenses before waivers and/or expense reimbursement	.88%	.88%	(f)	.88%	.88%	.89%		.90%
Net investment income	.04%	.60%	(f)	.25%	.19%	.30%		.09%
Portfolio turnover rate	88%	62%	(g)	59%	82%	116%		102%

(a) Calculated based on average shares outstanding during period.

(b) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended January 31, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

(c) Less than $.005 per share.

(d) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e) Does not include expenses of the underlying portfolio in which the Fund invests.

(f) Annualized.

(g) Not annualized.

(h) For the ten month period ended November 30, 2013. The Fund changed its fiscal year end from January 31 to November 30.

See Notes to Financial Statements.

42

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 18:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison 20/20 Focus Fund, a series of Prudential Investment Portfolios 18 (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period February 1, 2013 to November 30, 2013 and for the year ended January 31, 2013, and the financial highlights for the year then ended, for the period February 1, 2013 to November 30, 2013 and for each of the years or periods in the four-year period ended January 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 16, 2015

Prudential Jennison 20/20 Focus Fund	43

Federal Income Tax Information

(Unaudited)

We are advising you that during the year ended November 30, 2014, the Fund reports the maximum amount allowed per share but not less than $2.11 for Class A, B, C, Q, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended November 30, 2014, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Jennison 20/20 Focus Fund	32.19%	28.75%

In January 2015, you will be advised on IRS Form 1099-DIV as to the federal tax status of dividends and distributions received by you in calendar year 2014.

44

Results of Proxy Voting

(Unaudited)

At the special meeting of shareholders held on November 26, 2014, shareholders of the Prudential Investment Portfolios 18, which is comprised of the Prudential Jennison 20/20 Focus Fund and Prudential Jennison MLP Fund (collectively, the “Funds”), approved the following proposal. Shareholders of all Funds voted together on the proposal:

To elect twelve Directors:

	SHARES VOTED	% OF VOTED	% OF TOTAL
(a) Ellen S. Alberding;
FOR	97,023,826.120	98.473%	76.106%
WITHHELD	1,504,858.004	1.527%	1.180%

(b) Kevin J. Bannon;
FOR	96,957,798.056	98.406%	76.054%
WITHHELD	1,570,886.068	1.594%	1.232%

(c) Linda W. Bynoe;
FOR	96,899,827.158	98.347%	76.009%
WITHHELD	1,628,856.966	1.653%	1.277%

(d) Keith F. Hartstein;
FOR	97,081,457.804	98.532%	76.151%
WITHHELD	1,447,226.320	1.468%	1.135%

(e) Michael S. Hyland;
FOR	96,935,205.460	98.383%	76.037%
WITHHELD	1,593,478.664	1.617%	1.249%

(f) Stephen P. Munn;
FOR	96,935,439.714	98.383%	76.037%
WITHHELD	1,593,244.410	1.617%	1.249%

(g) James E. Quinn;
FOR	96,951,575.544	98.400%	76.049%
WITHHELD	1,577,108.580	1.600%	1.237%

(h) Richard A. Redeker;
FOR	96,916,254.866	98.364%	76.022%
WITHHELD	1,612,429.258	1.636%	1.264%

(i) Stephen G. Stoneburn;
FOR	96,892,415.462	98.340%	76.003%
WITHHELD	1,636,268.662	1.660%	1.283%

Prudential Jennison 20/20 Focus Fund	45

Results of Proxy Voting

(Unaudited) continued

	SHARES VOTED	% OF VOTED	% OF TOTAL
(j) Stuart S. Parker;
FOR	97,052,491.624	98.502%	76.129%
WITHHELD	1,476,192.500	1.498%	1.157%

(k) Scott E. Benjamin; and
FOR	97,091,234.021	98.542%	76.159%
WITHHELD	1,437,450.103	1.458%	1.127%

(l) Grace C. Torres.
FOR	97,054,051.601	98.504%	76.130%
WITHHELD	1,474,632.523	1.496%	1.156%

The special meetings of shareholders of the Prudential Jennison 20/20 Focus Fund (the “Fund”) held on November 26, 2014, was adjourned to December 3, 2014, and further adjourned to December 10, 2014, January 9, 2015, and February 9, 2015, to permit further solicitation of proxies on the following proposals:

Proposal 1: To permit PI to enter into or make material changes to the Fund’s subadvisory agreements with subadvisers that are wholly-owned subsidiaries of PI or a sister company of PI (wholly-owned subadvisers) without shareholder approval; and

Proposal 2: To designate the Fund’s investment objective as a non-fundamental policy of the Fund, meaning that the Fund’s investment objective could be changed with the approval of the Fund’s Board of Directors, but without shareholder approval.

46

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 69	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 70	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 70	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison 20/20 Focus Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 70	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 69	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Stephen P. Munn (72) Board Member Portfolios Overseen: 70	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 69	Retired; formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 70	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 70	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 64	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 70	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Jennison 20/20 Focus Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Grace C. Torres* (55) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	None.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.
(1)	The year that each Board Member joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 1998; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Prudential Jennison 20/20 Focus Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Jennison 20/20 Focus Fund (the “Fund”)1 consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 9-11, 2014 and approved the renewal of the agreements through July 31, 2015, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.2

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to

[1]	Prudential Jennison 20/20 Focus Fund is a series of Prudential Investment Portfolios 18.
[2]	Grace C. Torres was elected to the Board as of December 2014, and therefore did not participate in the consideration of these approvals.

Prudential Jennison 20/20 Focus Fund

Approval of Advisory Agreements (continued)

approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2014.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PI’s evaluation of Jennison, as well as PI’s recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable. The Board separately considered information regarding the profitability of the subadviser, an affiliate of PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

In 2013, PI and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm’s analysis and conclusions with respect to the Funds’ management fee structures were presented to the Board and PI at the December 3-5, 2013 meeting, and were discussed extensively by the Board and PI over the following two quarters.

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming

Prudential Jennison 20/20 Focus Fund

Approval of Advisory Agreements (continued)

largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2013.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2013. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Large-Cap Core Funds Performance Universe)3 and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI

[3]

The Fund was compared to the Lipper Large-Cap Core Funds Performance Universe, although Lipper classifies the Fund in the Multi-Cap Growth Funds Performance Universe. The Lipper Large-Cap Core Funds Performance Universe was utilized because PI believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

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deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	1st Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the five- and ten-year periods, though it underperformed over the one- and three-year periods.
•

The Board concluded that in light of the Fund’s strong performance over longer periods, it would be in the best interests of the Fund and its shareholders to renew the agreements, and to closely monitor the Fund’s performance.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Jennison 20/20 Focus Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe •
Keith F. Hartstein • Michael S. Hyland • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer •

Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Jennison 20/20 Focus Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON 20/20 FOCUS FUND

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PTWAX	PTWBX	PTWCX	PJTQX	JTWRX	PTWZX
CUSIP	74440G107	74440G206	74440G305	74440G602	74440G503	74440G404

MF183E    0272168-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON

MLP FUND

ANNUAL REPORT • NOVEMBER 30, 2014

Objective

Total return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC. Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2015 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

January 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison MLP Fund informative and useful. The report covers performance for the period since the Fund’s inception on December 18, 2013 through November 30, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison MLP Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison MLP Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 11/30/14
		Since Inception
Class A		16.32% (12/18/13)
Class C		15.51 (12/18/13)
Class Z		16.53 (12/18/13)
Alerian MLP Index		11.05
Lipper Energy MLP Funds Avg.		9.49

Average Annual Total Returns (With Sales Charges) as of 12/31/14
	One Year	Since Inception
Class A	4.66%	8.51% (12/18/13)
Class C	8.97	13.81 (12/18/13)
Class Z	11.05	14.89 (12/18/13)
Alerian MLP Index	4.80	4.80
Lipper Energy MLP Funds Avg.	5.40	5.40

Average Annual Total Returns (With Sales Charges) as of 11/30/14
		Since Inception
Class A		N/A (12/18/13)
Class C		N/A (12/18/13)
Class Z		N/A (12/18/13)

Average Annual Total Returns (Without Sales Charges) as of 11/30/14
		Since Inception
Class A		N/A (12/18/13)
Class C		N/A (12/18/13)
Class Z		N/A (12/18/13)

The Fund’s returns are calculated on a post corporate tax basis.

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison MLP Fund (Class A shares) with a similar investment in the Alerian MLP Index, by portraying the initial account values at the commencement of operations for Class A shares (December 18, 2013) and the account values at the end of the current fiscal year (November 30, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower. The Prudential Jennison MLP Fund’s ending account value is calculated on a post corporate tax basis.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Prudential Jennison MLP Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	None

Benchmark Definitions

Alerian MLP Index

The Alerian MLP Index is an unmanaged Index composite of the 50 most prominent energy MLPs that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index is calculated using a float-adjusted, capitalization-weighted methodology.

Lipper Energy MLP Funds Average

Funds in the Lipper Energy MLP Funds Average invest primarily in Master Limited Partnerships (MLPs) engaged in the transportation, storage, and processing of minerals and natural resources in the energy sector.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception return for the Index and Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/14
Energy Transfer Partners LP, Oil, Gas & Consumable Fuels	6.0%
Williams Partners LP, Oil, Gas & Consumable Fuels	6.0
Williams Cos., Inc. (The), Oil, Gas & Consumable Fuels	5.6
Energy Transfer Equity LP, Oil, Gas & Consumable Fuels	5.3
Tallgrass Energy Partners LP, Oil, Gas & Consumable Fuels	4.5

Holdings reflect only long-term investments and are subject to change.

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Five Largest Industries expressed as a percentage of net assets as of 11/30/14
Oil, Gas & Consumable Fuels	96.1%
Energy Equipment & Services	1.4
Independent Power & Renewable Electricity Producers	0.9
Chemicals	0.8
N/A

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison MLP Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison MLP Fund’s (the Fund) Class A shares returned 16.32% since the Fund’s inception on December 18, 2013 for the period ended November 30, 2014. The Fund significantly outperformed the 11.05% return of the Alerian MLP Index (the Index) and the 9.49% return of the Lipper Energy MLP Funds Average.

Stock selection in the energy sector, specifically in oil, gas, and consumable fuels companies drove performance. The Fund’s small exposure to the utilities sector added a slight contribution to performance during the period.

What was the market environment like for stocks during the period?

US equity markets solidly advanced in the 12 months ended November 30, 2014. While the energy sector declined, almost all sectors within the broad markets produced positive double-digit returns, with the exception of the telecommunication services sector, which posted a single-digit return.

The energy sector was affected sharply when crude oil prices pulled back in July and August from highs reached in June. Heightened oil price volatility continued once again in October and November, with prices significantly falling after OPEC resisted production cuts in what appeared to be an attempt to slow US production growth. As this relates to the MLP sector, lower commodity prices are likely to be an overall headwind in 2015 for oil and Natural Gas Liquids (NGLs) than for gas companies.

Which holdings made the largest positive contributions to the Fund’s return?

Among the Fund’s leading contributors were Emerge Energy Services LP, Energy Transfer Equity LP, and EQT Midstream Partners LP. Other noteworthy contributors were Rose Rock Midstream LP and Sunoco LP.

•

Shares of Emerge Energy Services rose significantly during the period, peaking in August 2014, only to decline as a pullback in crude oil prices and heightened volatility greatly affected energy-related companies during the months of October and November. Market fears that a decline in commodity prices would slow demand for the company’s products and services triggered an overall decline in share price over the past few months. Jennison believes Emerge Energy is in a favorable market for “frac sand” (a type of crush-resistant sand used in fracturing rock formations). Jennison still views the company to be well positioned for an increase in North America’s unconventional oil and gas exploration and production. However, the Fund has been trimming the position in Emerge Energy over several months to realize profits.

•	Energy Transfer Equity’s share price continued its uptrend during the period, despite a share price correction the entire energy sector experienced in

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October and again following the OPEC meeting at the end of November. The partnership announced positive results for the third quarter of 2014 and also approved its eighth consecutive quarterly distribution increase on common shares. The partnership’s share pullback in October was likely a result of the sharp decline in oil prices and heightened volatility following the OPEC meeting, where members surprised the market and kept production targets unchanged despite falling oil prices. Jennison continues to view Energy Transfer as well positioned to capitalize on increased demand for energy infrastructure, given its core assets and General Partnership (GP) benefits, which consist of cash flows from the limited partnerships they hold.

•

Shares of EQT Midstream Partners performed well during the period, despite giving back a good bit of gains in July, perhaps reflecting some profit-taking and a somewhat dimmer view taken by some analysts on the outlook for distribution growth or the payouts that shareholders receive into 2016. Jennison continues to believe there is much to like about the partnership, including the positioning of its assets, its strong balance sheet, its limited exposure to commodity prices, and the stability of its fee-based cash flows. Given its footprint in the heart of the prolific Marcellus Shale, Jennison sees the company poised for strong distribution growth as the partnership’s asset base grows through investment in new midstream (processing and transportation) infrastructure as well as other acquisitions.

Which holdings detracted most from the Fund’s return?

The major overall detractors to performance during the period came from positions in Boardwalk Pipeline Partners LP, PBF Logistics LP, and CONE Midstream Partners LP. Another noteworthy detractor included Crestwood Midstream Partners LP.

•

Shares of Boardwalk Pipeline Partners sold off dramatically in February, with management slashing Boardwalk’s quarterly distribution (down more than 80% versus third-quarter 2013). While Jennison recognized that near-term distribution (payouts to shareholders) growth was unlikely, it had not anticipated such a drastic strategic and aggressive move by Boardwalk’s management. This, plus the possibility Boardwalk would remain vulnerable to further selling pressure, prompted the Fund to exit the position during the period.

•

PBF Logistics shares fell during the period most likely as a result of falling oil prices and heightened volatility in the energy sector. The company owns, leases, operates, develops and acquires crude oil and refined petroleum products terminals, storage facilities and similar logistical assets. Given the current commodity price environment, Jennison believes the company’s asset portfolio is not as strong, and has since exited the position, seeking companies it has a higher conviction in holding.

Prudential Jennison MLP Fund	7

Strategy and Performance Overview (continued)

•

CONE Midstream Partners LP owns, operates, develops, and acquires natural gas gathering and other midstream energy assets, which include natural gas gathering pipelines and compression and dehydration facilities, as well as condensate gathering, collection, separation and stabilization facilities. Jennison believes this gas-focused company exhibits strong growth characteristics with the potential for future dropdowns on the assets it buys from its parent company. The company sits atop attractive growth plays within the Marcellus and Utica Shale regions, has little to no debt, and its revenue model is largely fee-based.

Were there significant changes to the portfolio?

Jennison made few strategic changes to the portfolio during the period. However, the Fund added or eliminated positions because of company fundamentals and the risk-reward characteristics of certain stocks. This resulted in an increased allocation to electric utilities and a lesser allocation to telecommunication services versus levels held earlier in the year.

•	Significant new positions were established in Antero Midstream Partners, Tallgrass Energy Partners, and Shell Midstream Partners.

•	Positions in ONEOK, Tesoro Logistics, and EnLink Midstream were among the stocks eliminated during the period.

•	Emerge Energy Services and USA Compression Partners were among some of the positions that were reduced over the period.

Did the Fund hold derivatives and how did they affect performance?

The Fund had little to no use of derivatives; thus, they had no meaningful impact on performance.

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Comments on Largest Holdings

6.0%	Energy Transfer Partners LP, Oil, Gas & Consumable Fuels

Energy Transfer Partners LP operates one of the largest and most diversified portfolios of energy assets in the US, including natural gas gathering and transportation pipelines and treating, processing, and storage facilities. Recent acquisitions have allowed the partnership to positively reposition its business mix by diversifying into natural gas liquids and crude oil transport and storage, which have the potential for faster growth than its legacy natural gas transport and storage business. Jennison views ETP as uniquely positioned on the export side, and feels the company is well positioned to benefit from higher gas prices, making the Barnett Shale region more attractive.

6.0%	Williams Partners LP, Oil, Gas & Consumable Fuels

Williams Partners owns, operates, and acquires a diversified portfolio of complementary energy assets. It is engaged in the business of gathering, transporting, and processing natural gas and fractionating and storing natural gas liquids. Jennison believes the company’s subsidiaries, along with its parent-company, the Williams Companies, are a gas behemoth with premier Northeast and Gulf Coast positioning, which should benefit from a rise in needed transportation projects. With its attractive footprint in fast growing shale basins—the Marcellus, Utica, Eagle Ford, and Permian Basin, Jennison believes Williams will be a principal beneficiary of rising demand for natural gas and natural gas liquids.

5.6%	Williams Cos., Inc. (The), Oil, Gas & Consumable Fuels

The Williams Companies is an integrated natural gas company that explores, produces, transports, sells and processes natural gas and petroleum products. It operates through four segments: Williams Partners, Williams NGL & Petrochemical Services, Access Midstream Partners and others. (See above.)

5.3%	Energy Transfer Equity LP, Oil, Gas & Consumable Fuels

See commentary for discussion on Energy Transfer Equity.

4.5%	Tallgrass Energy Partners LP, Oil, Gas & Consumable Fuels

Tallgrass Energy Partners owns, operates, acquires and develops midstream energy assets in North America. The company’s gas transportation and storage segment owns and operates interstate natural gas pipelines and integrated natural gas storage facilities for customers in the Rocky Mountain and Midwest regions of the US, while its processing segment owns and operates natural gas processing, treating and fractionation facilities that produce natural gas liquids and residue gas that is sold in local wholesale markets or delivered into pipelines for transportation to additional end markets. With current management focused on executing its strategy to expand its footprint, Jennison believes this largely fee-based company has attractive growth potential through asset acquisitions from its parent company.

Prudential Jennison MLP Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2014, at the beginning of the period, and held through the six-month period ended November 30, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) or tax expenses. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison MLP Fund		Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,011.80	1.50%	$7.56
	Hypothetical	$1,000.00	$1,017.55	1.50%	$7.59

Class C	Actual	$1,000.00	$1,008.30	2.25%	$11.33
	Hypothetical	$1,000.00	$1,013.79	2.25%	$11.36

Class Z	Actual	$1,000.00	$1,012.70	1.25%	$6.31
	Hypothetical	$1,000.00	$1,018.80	1.25%	$6.33

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2014, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential Jennison MLP Fund	11

Fees and Expenses (continued)

The Fund’s annualized expense ratios before tax expenses for the year ended November 30, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	2.07%	1.50%
C	2.92	2.25
Z	2.08	1.25

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of November 30, 2014

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.2%

COMMON STOCKS 16.6%

Oil, Gas & Consumable Fuels
EnLink Midstream LLC	51,799	$1,873,570
Kinder Morgan, Inc.	85,600	3,539,560
SemGroup Corp. (Class A Stock)	33,318	2,465,199
Targa Resources Corp.	14,562	1,662,106
Teekay Corp. (Bermuda)	21,489	1,068,433
Williams Cos., Inc. (The)	104,253	5,395,093

TOTAL COMMON STOCKS (cost $16,712,454)		16,003,961

MASTER LIMITED PARTNERSHIPS 82.6%

Chemicals 0.8%
Westlake Chemical Partners LP	25,615	724,648

Energy Equipment & Services 1.4%
USA Compression Partners LP	72,273	1,373,187

Independent Power & Renewable Electricity Producers 0.9%
NextEra Energy Partners LP	23,972	906,381

Oil, Gas & Consumable Fuels 79.5%
Access Midstream Partners LP	31,263	1,959,565
Antero Midstream Partners LP*	106,772	2,956,517
Atlas Pipeline Partners LP	31,221	1,025,298
Blueknight Energy Partners LP	112,041	804,454
Cheniere Energy Partners LP	56,257	1,635,954
CONE Midstream Partners LP*	105,456	2,895,822
DCP Midstream Partners LP	31,950	1,530,724
Dominion Midstream Partners LP*	94,114	2,922,240
Emerge Energy Services LP	17,070	1,095,040
Enable Midstream Partners LP	97,746	1,966,650
Enbridge Energy Partners LP	45,679	1,712,962
Energy Transfer Equity LP	86,082	5,112,410
Energy Transfer Partners LP	88,433	5,763,179
Enterprise Products Partners LP	16,984	634,183
EQT Midstream Partners LP	37,164	3,108,397
Magellan Midstream Partners LP	8,573	710,616
MarkWest Energy Partners LP	34,339	2,440,129
MPLX LP	31,511	2,092,646

See Notes to Financial Statements.

Prudential Jennison MLP Fund	13

Portfolio of Investments

as of November 30, 2014 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
NuStar Energy LP	18,765	$1,050,840
Oiltanking Partners LP	24,376	1,176,630
Phillips 66 Partners LP	33,137	2,062,778
Plains All American Pipeline LP	17,961	924,093
Plains GP Holdings LP (Class A Stock)	57,238	1,487,043
Regency Energy Partners LP	114,439	3,260,367
Rose Rock Midstream LP	26,294	1,411,462
Shell Midstream Partners LP*	81,239	2,966,848
Summit Midstream Partners LP	39,385	1,788,079
Sunoco Logistics Partners LP	43,849	2,110,891
Sunoco LP	56,088	2,633,892
Tallgrass Energy Partners LP	100,669	4,301,586
Targa Resources Partners LP	17,764	974,000
Western Gas Equity Partners LP	20,138	1,264,666
Western Gas Partners LP	10,228	725,472
Western Refining Logistics LP	71,076	2,210,464
Williams Partners LP	110,940	5,740,036

		76,455,933

TOTAL MASTER LIMITED PARTNERSHIPS (cost $77,080,007)		79,460,149

TOTAL LONG-TERM INVESTMENTS (cost $93,792,461)		95,464,110

SHORT-TERM INVESTMENT 6.0%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $5,752,043)(a)	5,752,043	5,752,043

TOTAL INVESTMENTS 105.2% (cost $99,544,504; Note 5)		101,216,153
Liabilities in excess of other assets (5.2)%		(5,020,134)

NET ASSETS 100.0%		$96,196,019

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

See Notes to Financial Statements.

14

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other significant observable inputs.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Oil, Gas & Consumable Fuels	$16,003,961	$—	$—
Master Limited Partnerships
Chemicals	724,648	—	—
Energy Equipment & Services	1,373,187	—	—
Independent Power & Renewable Electricity Producers	906,381	—	—
Oil, Gas & Consumable Fuels	76,455,933	—	—
Affiliated Money Market Mutual Fund	5,752,043	—	—

Total	$101,216,153	$—	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2014 was as follows (Unaudited):

Oil, Gas & Consumable Fuels	96.1%
Affiliated Money Market Mutual Fund	6.0
Energy Equipment & Services	1.4
Independent Power & Renewable Electricity Producers	0.9
Chemicals	0.8%

105.2
Liabilities in excess of other assets	(5.2)

100.0%

See Notes to Financial Statements.

Prudential Jennison MLP Fund	15

Statement of Assets & Liabilities

as of November 30, 2014

Assets
Investments at value:
Unaffiliated Investments (cost $93,792,461)	$95,464,110
Affiliated Investments (cost $5,752,043)	5,752,043
Receivable for Fund shares sold	977,473
Receivable for investments sold	891,695
Income tax receivable	130,937
Dividends receivable	500
Prepaid expenses	605

Total assets	103,217,363

Liabilities
Payable for investments purchased	5,498,808
Payable for Fund shares reacquired	708,143
Deferred tax liability	655,512
Accrued expenses	113,416
Management fee payable	33,851
Distribution fee payable	10,518
Affiliated transfer agent fee payable	1,096

Total liabilities	7,021,344

Net Assets	$96,196,019

Net assets were comprised of:
Shares of beneficial interest, at par	$8,584
Paid-in capital in excess of par	95,001,382

95,009,966
Accumulated net investment loss, net of taxes	(272,762)
Accumulated net realized gain on investment transactions, net of taxes	383,401
Net unrealized appreciation on investments, net of taxes	1,075,414

Net assets, November 30, 2014	$96,196,019

See Notes to Financial Statements.

16

Class A
Net asset value and redemption price per share ($15,465,038 ÷ 1,381,438 shares of beneficial interest issued and outstanding)	$11.19
Maximum sales charge (5.50% of offering price)	.65

Maximum offering price to public	$11.84

Class C
Net asset value, offering price and redemption price per share ($9,537,659 ÷ 858,004 shares of beneficial interest issued and outstanding)	$11.12

Class Z
Net asset value, offering price and redemption price per share ($71,193,322 ÷ 6,344,840 shares of beneficial interest issued and outstanding)	$11.22

See Notes to Financial Statements.

Prudential Jennison MLP Fund	17

Statement of Operations

December 18, 2013* through November 30, 2014

Net Investment Loss
Income
Distributions from Master Limited Partnerships	$1,779,664
Less: Return of capital on distributions	(1,763,467)
Unaffiliated dividend income	106,941
Affiliated dividend income	2,767

Total income	125,905

Expenses
Management fee	400,650
Distribution fee—Class A	12,322
Distribution fee—Class C	38,811
Registration fees	92,000
Legal fees and expenses	77,000
Tax service fees	65,000
Audit fee	60,000
Custodian’s fees and expenses	45,000
Reports to shareholders	33,000
Transfer agent’s fees and expenses (including affiliated expense of $2,500)	13,000
Trustees’ fees	13,000
Miscellaneous	14,088

Total expenses	863,871
Less: Management fee waiver and/or expense reimbursement	(311,924)
Distribution fee waiver—Class A	(2,054)

Net expenses	549,893

Net investment loss, before taxes	(423,988)
Tax benefit	151,226

Net investment loss, net of taxes	(272,762)

Realized And Unrealized Gain (Loss) On Investment Transactions
Net realized gain (loss) on:
Investment transactions	595,967
Tax expense	(212,566)

383,401

Net change in unrealized appreciation (depreciation) on:
Investments	1,671,649
Tax expense	(596,235)

1,075,414

Net gain on investment transactions, net of taxes	1,458,815

Net Increase In Net Assets Resulting From Operations	$1,186,053

*	Commencement of operations.

See Notes to Financial Statements.

18

Statement of Changes in Net Assets

December 18, 2013* through November 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment loss, net of taxes	$(272,762)
Net realized gain on investment transactions, net of taxes	383,401
Net change in unrealized appreciation (depreciation) on investments, net of taxes	1,075,414

Net increase in net assets resulting from operations	1,186,053

Distributions (Note 1)
Distributions from return of capital:
Class A	(226,931)
Class C	(189,253)
Class Z	(1,408,523)

(1,824,707)

Fund share transactions (Note 6)
Net proceeds from shares sold	107,847,438
Net asset value of shares issued in reinvestment of dividends and distributions	1,801,196
Cost of shares reacquired	(12,813,961)

Net increase in net assets from Fund share transactions	96,834,673

Total increase	96,196,019

Net Assets:
Beginning of period	—

End of period	$96,196,019

*	Commencement of operations.

See Notes to Financial Statements.

Prudential Jennison MLP Fund	19

Notes to Financial Statements

Prudential Investment Portfolios 18 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust operates as a Series company. The Trust currently consists of two investment portfolios (each a “Fund” and collectively the “Funds”): Prudential Jennison MLP Fund (the “Fund”) and Prudential Jennison 20/20 Focus Fund. The information presented in these financial statements pertains to the Prudential Jennison MLP Fund, a non-diversified series of the Trust. The Fund commenced investment operations on December 18, 2013. The investment objective of the Fund is to seek total return.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Security Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued

20

at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

Prudential Jennison MLP Fund	21

Notes to Financial Statements

continued

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

MLPs: The Fund invests primarily in Master Limited Partnerships (“MLPs”). MLPs and MLP-related investments will comprise a minimum of 80% of investable assets of the Fund. The majority of MLPs operate in the energy and/or natural resources sector. MLPs are generally organized under state law as limited partnerships or limited liability companies. An MLP consists of at least one general partner as well as other additional limited partners (for MLPs structured as limited liability companies, at least one managing member and members, respectively). The general partner or managing member controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, contribute capital to the entity, have a limited role in the operation and management of the entity, and receive cash distributions.

Concentration of Risk: Since the Fund concentrates its investments in the energy and/or natural resources sector, it will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting the sector. The mentioned sectors have historically experienced substantial price volatility. MLPs and other companies operating in these sectors are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering;

22

slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy and natural resources companies.

Return of Capital Estimates: Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded. For the period ended November 30, 2014, the Fund estimates that 100% of the MLP distributions received from investments taxed as partnerships would be treated as return of capital while the nature of distributions received from MLP investments taxed as corporations will typically be considered dividend income.

Offering and Organization Costs: Offering costs paid in connection with the offering of shares of the Fund are amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund are expensed on the first day of operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay distributions to its shareholders quarterly. The estimated tax character of the distributions will be either qualified dividend income or a return of capital. The estimated characterization of the distributions paid will be based on the operating results during the period, and their actual tax character will not be determined until after the end of the fiscal year. Due

Prudential Jennison MLP Fund	23

Notes to Financial Statements

continued

to the tax characterization of distributions made by the underlying MLP securities held by the Fund, the Fund may have a significant portion of its distributions consist of return of capital for U.S. federal income tax purposes. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income Taxes: The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code (the “Code”). This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund is treated as a regular C-corporation for federal, state and local income tax purposes and will be required to pay federal, state and local income tax on its taxable income.

The Fund intends to invest primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income or loss in computing its own taxable income or loss. The Fund’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards.

The Fund will accrue a deferred income tax liability balance, at the effective statutory United States federal income tax rate of 35% plus an estimated state and local income tax rate for its future tax liability associated with the capital appreciation of its investments, the distributions received by the Fund on interests of MLPs considered to be return of capital, and for any net operating gains. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses.

To the extent the Fund has a deferred tax asset; consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if based on

24

the evaluation criterion provided by ASC 740, Income Taxes (ASC 740) that it is more-likely-than-not that some portion or the entire deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized. At November 30, 2014, the Fund determined a valuation allowance was not required.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

The Fund may rely, to some extent, on information provided by the MLPs, which may not be available on a timely basis, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax benefit/(liability). Such estimates are made in good faith. From time to time, as new information becomes available, the Fund may modify its estimates or assumptions regarding its tax benefit/(liability).

The Fund’s policy is to classify interest and penalties associated with underpayment of federal, state, and local income taxes, if any, as income tax expense on its Statement of Operations. For the period ended November 30, 2014, the Fund does not have any interest or penalties associated with the underpayment of any income taxes. The Fund anticipates filing income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on its tax returns.

Since the Fund will be subject to taxation on its taxable income, the Net Asset Value of Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Fund’s benchmark Index, however, is calculated without any adjustments for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Prudential Jennison MLP Fund	25

Notes to Financial Statements

continued

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of 1.00% of the Fund’s average daily net assets.

PI has contractually agreed to limit net annual fund operating expenses (exclusive of distribution and service (12b-1) fees, taxes (including deferred tax expenses), interest, brokerage, extraordinary and certain other expenses) of each class of shares to 1.25% of the Fund’s average daily net assets. This waiver may not be terminated prior to March 31, 2016 without the prior approval of the Fund’s Board of Trustees.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares through March 31, 2016.

PIMS has advised the Fund that it has received $297,937 in front-end sales charges resulting from sales of Class A shares, during the period ended November 30, 2014. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

26

PIMS has advised the Fund that for the period ended November 30, 2014, it received $18 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

As of November 30, 2014, the Prudential Real Assets Fund was the beneficial owner of approximately 11% of the total outstanding shares of the Fund. In addition, as of November 30, 2014, Prudential was the beneficial owner of approximately 20% of the Class Z shares of the Fund.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the period ended November 30, 2014, were $124,844,076 and $29,884,113, respectively.

Note 5. Tax Information

Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated rate of 1.8% for state and local tax, net of federal tax benefit.

Prudential Jennison MLP Fund	27

Notes to Financial Statements

continued

The Fund’s income tax expense/(benefit) consists of the following:

November 30, 2014	Current	Deferred	Total
Federal	$1,845	$623,958	$625,803
State	218	31,554	31,772

Total tax expense	$2,063	$655,512	$657,575

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

Description	Amount
Application of statutory income tax rate	$645,270
State income taxes, net of Federal benefit	32,632
Effect of permanent difference	(20,327)

Total income tax expense/(benefit)	$657,575

As of November 30, 2014, components of the Fund’s deferred tax assets and liabilities are as follows:

Deferred tax assets:
Organization costs	$13,925

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(471,041)
Income from MLP Investments	(195,936)
Other	(2,460)

Net deferred tax liability	$(655,512)

As of November 30, 2014, the Fund determined that a valuation allowance to reduce any deferred tax assets was not required.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$99,935,106	$4,942,156	$(3,661,109)	$1,281,047

The book basis may differ from tax basis due to certain tax related adjustments.

28

Note 6. Capital

The Fund offers Class A, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

As of November 30, 2014, Prudential owned 1,039 Class A shares, 1,039 Class C shares and 1,294,472 Class Z shares of the Fund.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Period ended November 30, 2014*:
Shares sold	1,618,240	$18,608,241
Shares issued in reinvestment of dividends and distributions	17,836	207,050
Shares reacquired	(255,073)	(2,911,520)

Net increase (decrease) in shares outstanding before conversion	1,381,003	15,903,771
Shares issued upon conversion from Class Z	1,436	16,576
Shares reacquired upon conversion into Class Z	(1,001)	(11,445)

Net increase (decrease) in shares outstanding	1,381,438	$15,908,902

Class C
Period ended November 30, 2014*:
Shares sold	889,335	$9,992,738
Shares issued in reinvestment of dividends and distributions	16,224	185,880
Shares reacquired	(47,555)	(544,616)

Net increase (decrease) in shares outstanding	858,004	$9,634,002

Prudential Jennison MLP Fund	29

Notes to Financial Statements

continued

Class Z	Shares	Amount
Period ended November 30, 2014*:
Shares sold	7,034,345	$79,246,459
Shares issued in reinvestment of dividends and distributions	121,952	1,408,266
Shares reacquired	(811,023)	(9,357,825)

Net increase (decrease) in shares outstanding before conversion	6,345,274	71,296,900
Shares issued upon conversion from Class A	999	11,445
Shares reacquired upon conversion into Class A	(1,433)	(16,576)

Net increase (decrease) in shares outstanding	6,344,840	$71,291,769

*	Commencement of operations was December 18, 2013.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the period ended November 30, 2014.

30

Financial Highlights

Class A Shares
	December 18, 2013(b) through November 30, 2014(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00
Income (loss) from investment operations:
Net investment loss	(.09)
Net realized and unrealized gain on investments	1.71
Total from investment operations	1.62
Less Distributions:
Return of capital distributions	(.43)
Net asset value, end of period	$11.19
Total Return(a):	16.22%

Ratios/Supplemental Data:
Net assets, end of period (000)	$15,465
Average net assets (000)	$4,308
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement, before taxes	1.50%	(e)
Expenses after waivers and/or expense reimbursement, net of taxes	3.14%	(e)(g)
Expenses before waivers and/or expense reimbursement, before taxes	2.07%	(e)
Net investment loss	(1.24)%	(e)
Net investment loss, net of taxes	(.86)%	(e)(h)
Portfolio turnover rate	67%	(f)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculations are based on the average daily number of shares outstanding.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

(g) Tax estimate for the ratio calculation is derived from the net investment loss, realized and unrealized gains (losses).

(h) Tax estimate for the ratio calculation is derived from net investment loss only.

See Notes to Financial Statements.

Prudential Jennison MLP Fund	31

Financial Highlights

continued

Class C Shares
	December 18, 2013(b) through November 30, 2014(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00
Income (loss) from investment operations:
Net investment loss	(.17)
Net realized and unrealized gain on investments	1.72
Total from investment operations	1.55
Less Distributions:
Return of capital distributions	(.43)
Net asset value, end of period	$11.12
Total Return(a):	15.51%

Ratios/Supplemental Data:
Net assets, end of period (000)	$9,538
Average net assets (000)	$4,071
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement, before taxes	2.25%	(e)
Expenses after waivers and/or expense reimbursement, net of taxes	3.89%	(e)(g)
Expenses before waivers and/or expense reimbursement, before taxes	2.92%	(e)
Net investment loss	(1.94)%	(e)
Net investment loss, net of taxes	(1.56)%	(e)(h)
Portfolio turnover rate	67%	(f)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculations are based on the average daily number of shares outstanding.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

(g) Tax estimate for the ratio calculation is derived from the net investment loss, realized and unrealized gains (losses).

(h) Tax estimate for the ratio calculation is derived from net investment loss only.

See Notes to Financial Statements.

32

Class Z Shares
	December 18, 2013(b) through November 30, 2014(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00
Income (loss) from investment operations:
Net investment loss	(.06)
Net realized and unrealized gain on investments	1.71
Total from investment operations	1.65
Less Distributions:
Return of capital distributions	(.43)
Net asset value, end of period	$11.22
Total Return(a):	16.53%

Ratios/Supplemental Data:
Net assets, end of period (000)	$71,193
Average net assets (000)	$33,643
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement, before taxes	1.25%	(e)
Expenses after waivers and/or expense reimbursement, net of taxes	2.89%	(e)(g)
Expenses before waivers and/or expense reimbursement, before taxes	2.08%	(e)
Net investment loss	(.93)%	(e)
Net investment loss, net of taxes	(.55)%	(e)(h)
Portfolio turnover rate	67%	(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Commencement of operations.

(c) Calculations are based on the average daily number of shares outstanding.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

(g) Tax estimate for the ratio calculation is derived from the net investment loss, realized and unrealized gains (losses).

(h) Tax estimate for the ratio calculation is derived from net investment loss only.

See Notes to Financial Statements.

Prudential Jennison MLP Fund	33

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 18:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison MLP Fund, a series of Prudential Investment Portfolios 18 (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2014, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period December 18, 2013 (commencement of operations) to November 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 16, 2015

34

Results of Proxy Voting

(Unaudited)

At the special meeting of shareholders held on November 26, 2014, shareholders of the Prudential Investment Portfolios 18, which is comprised of the Prudential Jennison 20/20 Focus Fund and Prudential Jennison MLP Fund (collectively, the “Funds”), approved the following proposal. Shareholders of all Funds voted together on the proposal:

To elect twelve Directors:

	SHARES VOTED	% OF VOTED	% OF TOTAL
(a)Ellen S. Alberding;
FOR	97,023,826.120	98.473%	76.106%
WITHHELD	1,504,858.004	1.527%	1.180%

(b)Kevin J. Bannon;
FOR	96,957,798.056	98.406%	76.054%
WITHHELD	1,570,886.068	1.594%	1.232%

(c)Linda W. Bynoe;
FOR	96,899,827.158	98.347%	76.009%
WITHHELD	1,628,856.966	1.653%	1.277%

(d)Keith F. Hartstein;
FOR	97,081,457.804	98.532%	76.151%
WITHHELD	1,447,226.320	1.468%	1.135%

(e)Michael S. Hyland;
FOR	96,935,205.460	98.383%	76.037%
WITHHELD	1,593,478.664	1.617%	1.249%

(f)Stephen P. Munn;
FOR	96,935,439.714	98.383%	76.037%
WITHHELD	1,593,244.410	1.617%	1.249%

(g)James E. Quinn;
FOR	96,951,575.544	98.400%	76.049%
WITHHELD	1,577,108.580	1.600%	1.237%

(h)Richard A. Redeker;
FOR	96,916,254.866	98.364%	76.022%
WITHHELD	1,612,429.258	1.636%	1.264%

(i)Stephen G. Stoneburn;
FOR	96,892,415.462	98.340%	76.003%
WITHHELD	1,636,268.662	1.660%	1.283%

Prudential Jennison MLP Fund	35

Results of Proxy Voting

(Unaudited) continued

	SHARES VOTED	% OF VOTED	% OF TOTAL
(j)Stuart S. Parker;
FOR	97,052,491.624	98.502%	76.129%
WITHHELD	1,476,192.500	1.498%	1.157%

(k)Scott E. Benjamin; and
FOR	97,091,234.021	98.542%	76.159%
WITHHELD	1,437,450.103	1.458%	1.127%

(l)Grace C. Torres.
FOR	97,054,051.601	98.504%	76.130%
WITHHELD	1,474,632.523	1.496%	1.156%

36

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 69	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 70	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 70	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison MLP Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 70	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 69	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Stephen P. Munn (72) Board Member Portfolios Overseen: 70	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 69	Retired; formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 70	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 70	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 64	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 70	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Jennison MLP Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Grace C. Torres* (55) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	None.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.
(1)	The year that each Board Member joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 1998; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Prudential Jennison MLP Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at www.prudentialfunds.com

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Jennison MLP Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON MLP FUND

SHARE CLASS	A	C	Z
NASDAQ	PRPAX	PRPCX	PRPZX
CUSIP	74440G701	74440G800	74440G883

MF218E    0272171-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended November 30, 2014 and the fiscal period February 1, 2013 through November 30, 2013, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $82,440 and $22,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-

approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

None.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal year ended November 30, 2014 and the fiscal period February 1, 2013 through November 30, 2013. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2014 and for the fiscal period February 1, 2013 through November 30, was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 18

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary
Date:	January 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer
Date:	January 19, 2015
By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer
Date:	January 19, 2015